OneMain
Lending Made Personal

Acquisition Related Accounting and Balance Sheet Update

OneMain Holdings, Inc.
(NYSE : OMF)
March 17, 2016

OneMain. Lending Made Personal

Important Information

This presentation contains summarized information concerning OneMain Holdings, Inc. (the "Company") and the Company's business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the Company's most recent Annual Report on Form 10-K ("Form 10-K") and Quarterly Reports on Form 10-Q ("Form 10-Qs") filed with the U.S. Securities and Exchange Commission (the "SEC"), as well as the Company's other reports filed with the SEC from time to time. Such reports are or will be available in the Investor Relations section of the Company's website (www.springleaf.com) and the SEC's website (www.sec.gov).

Cautionary Note Regarding Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about expected loan loss reserves in 2016 & 2017, statements about expected amortization of premiums and accretion of discounts, and managements adjusted debt to adjusted tangible equity targets. Forward-looking statements are not statements of historical fact but instead represent only management's current beliefs regarding future events. By their nature, forward-looking statements involve inherent risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from those expressed in or implied by such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events or performance, and underlying assumptions and other statements related thereto. Statements preceded by, followed by or that otherwise include the words "anticipates," "appears," "are likely," "believes," "estimates," "expects," "foresees," "intends," "plans," "projects" and similar expressions or future or conditional verbs such as "would," "should," "could," "may," or "will," are intended to identify forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements include, without limitation, the following: various risks relating to the successful integration and operation of OneMain Financial Holdings, LLC (formerly known as OneMain Financial Holdings, Inc.) and its direct and indirect subsidiaries (collectively, "OneMain"), including unanticipated difficulties financing the ongoing operations of OneMain; unanticipated expenditures relating to the integration and operation of OneMain; any litigation, fines or penalties that could arise relating to the acquisition or operation of OneMain; the impact of the acquisition of OneMain on the Company's relationships with employees and third parties; the inability to obtain, or delays in obtaining, anticipated cost savings, revenue growth or other synergies associated with the acquisition of OneMain; various risks relating to the proposed sale of branches to Lendmark Financial Services, LLC (the "Lendmark Sale") in connection with the previously disclosed settlement with the U.S. Department of Justice, including the costs and effects of any failure or inability to consummate the Lendmark Sale timely or at all, which could potentially result in a sale of such branches to another buyer on terms less favorable than the proposed Lendmark Sale; changes in general economic conditions, including the interest rate environment and the financial markets; levels of unemployment and personal bankruptcies; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods affecting our customers, collateral, branches or other operating facilities; war, acts of terrorism, riots, civil disruption, pandemics, or other events disrupting business or commerce; changes in the rate at which we can collect or potentially sell our finance receivables portfolio; the effectiveness of our credit risk scoring models in assessing the risk of customer unwillingness or lack of capacity to repay; changes in our ability to attract and retain employees or key executives to support our business; changes in the competitive environment in which we operate, including the demand for our products, customer responsiveness to our distribution channels, and the strength and ability of our competitors to operate independently or to enter into business combinations that result in a more attractive range of customer products or provide greater financial resources; shifts in collateral values, delinquencies, or credit losses; changes in federal, state or local laws, regulations, or regulatory policies and practices, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (which, among other things, established the Consumer Financial Protection Bureau, which has broad authority to regulate and examine financial institutions, including the Company), that affect our ability to conduct business or the manner in which we conduct business, such as licensing requirements, pricing limitations or restrictions on the method of offering products, as well as changes that may result from increased regulatory scrutiny of the sub-prime lending industry; potential liability relating to real estate and personal loans which we have sold or may sell in the future, or relating to securitized loans, if it is determined that there was a non-curable breach of a representation or warranty made in connection with such transactions; the effect of future sales of our remaining portfolio of real estate loans and the transfer of servicing of these loans; the costs and effects of any actual or alleged violations of any federal, state or local laws, rules or regulations, including any litigation associated therewith, any impact to our business operations, reputation, financial position, results of operations or cash flows arising therefrom, any impact to our relationships with lenders, investors or other third parties attributable thereto, and the costs and effects of any breach of any representation, warranty or covenant under any of our contractual arrangements, including indentures or other financing arrangements or contracts, as a result of any such violation; the costs and effects of any fines, penalties, judgments, decrees, orders, inquiries, investigations, subpoenas, or enforcement or other proceedings of any governmental or quasi-governmental agency or authority and any litigation associated therewith; our continued ability to access the capital markets or the sufficiency of our current sources of funds to satisfy our cash flow requirements; our ability to comply with our debt covenants; our ability to generate sufficient cash to service all of our indebtedness; the effects of any downgrade of our debt ratings by credit rating agencies, which could have a negative impact on our cost of and/or access to capital; our substantial indebtedness, which could prevent us from meeting our obligations under our debt instruments and limit our ability to react to changes in the economy, or our ability to incur additional borrowings; the impacts of our securitizations and borrowings; our ability to maintain sufficient capital levels in our regulated and unregulated subsidiaries; changes in accounting standards or tax policies and practices and the application of such new policies and practices to the manner in which we conduct business; and other risks and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis" sections of the Company's most recent Form 10-K and Form 10-Qs filed with the SEC and in the Company's other filings with the SEC from time to time. The foregoing list of factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements does not purport to be complete and new factors, risks and uncertainties may arise in the future that are impossible for us to currently predict.

Use of Non-GAAP Financial Measures

This presentation contains various non-GAAP financial measures, including Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios. See pages 14-16 for a description of these non-GAAP financial measures and reconciliations required by Regulation G. These non-GAAP financial measures should be considered supplemental to, but not as a substitute for or superior to, financial measures prepared in accordance with U.S. GAAP.

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Executive Summary

- The objective of this presentation is to assist in understanding the principal effects of non-cash acquisition accounting, acquisition related costs, and non-core operations on the Company's 4Q15 and prospective 2016 & 2017 earnings
- Users of this material are encouraged to develop their own estimates of the Company's future Core earnings results
- Non-cash acquisition accounting, acquisition and integration related costs, and non-core operations are estimated to impact after-tax GAAP earnings in 2016 by ~$425MM and 2017 by ~$275MM; the drivers of these impacts are detailed on pages 5, 6 and 7
- We have provided additional analyses on the following topics:
  - Balance sheet implications of the SpringCastle consolidated joint venture
  - Leverage metrics for parent and subsidiaries
  - Liquidity and funding
  - Secured financing details
- OneMain Holdings, Inc. (formerly Springleaf Holdings, Inc.) is referred to in this presentation as "OMH" or, collectively with its subsidiaries, whether directly or indirectly owned, "the Company," "we," "us," or "our". As part of our acquisition strategy, on November 15, 2015, OMH, through its wholly owned subsidiary, Independence Holdings, LLC, ("Independence") completed its acquisition of OneMain Financial Holdings, LLC ("OMFH") from CitiFinancial Credit Company ("Citigroup") for $4.5 billion in cash (the "OneMain Acquisition"). OMFH, collectively with its subsidiaries, is referred to in this presentation as "OneMain". OMH and its subsidiaries (other than OneMain) is referred to in this report as "Springleaf".
- Our estimate of the fair value adjustment specific to the OMFH acquired loans and intangible assets is preliminary. We intend to finalize the accounting for this matter as soon as reasonably possible. During the measurement period, which may be up to one year from the acquisition date, we may record adjustments to the OMFH assets acquired and liabilities assumed with the corresponding offset to goodwill if new information, which existed as of the acquisition date, comes to our attention.

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Impact of Acquisition Related Accounting and Non-Core Transactional Adjustments

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Acquisition Related Accounting Overview

Impacts of the Fortress acquisition of Springleaf in Nov. 2010

- Debt outstanding at the time of acquisition was recorded at a discount
  - At 12/31/15, Springleaf unsecured debt had a carrying value of $4.1B and a face value of $4.6B, with maturities ranging from 2016 to 2067; ~$0.2B of the difference above is related to a junior subordinated debt in 2067
  - The discount will accrete over time as an increase to interest expense as the debt reaches maturity; with ~$0.2B related to 2016 and 2017 maturities

Preliminary impacts of the Springleaf acquisition of OMFH in Nov. 2015

- Establishment of loan loss reserves ("LLR"), on ~$7.3B of receivables at closing, in accordance with ASC 450-20
  - Post-acquisition LLR on the OMFH portfolio is not reflective of historical reserve levels
  - Upon acquisition, receivables booked in accordance with ASC 310-30 ($1.2B) do not require an LLR, as the discount for these receivables incorporates an expectation for future credit losses
  - No additional allowance will be required on these receivables provided cash flows perform as expected
- A premium of 8-9% on ~$7.3B of receivables at closing, in accordance with ASC 310-10
  - This amount is amortized as a reduction of finance income on a level yield basis, with acceleration of amortization for pay-offs and charge-offs; we have assumed an annual prepayment speed of ~40% on these receivables
- A discount of ~30% on ~$1.2B of receivables at closing, in accordance with ASC 310-30
  - A portion of the discount will offset future charge-offs from these receivables (non-accretable yield)
  - The remainder will accrete on a level yield basis to finance income over the expected life of the loan portfolio (accretable yield)
- Goodwill and intangibles of $2.0B
  - Goodwill will be reduced by $23MM in 1Q16, after receiving proceeds from Citi related to final agreement on purchase price
- Acquisition and integration related costs, of which $62MM was incurred in 2015, are expected to be ~$275MM in the aggregate, with the balance to be incurred principally during 2016 and 2017

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Acquisition Accounting Definitions

($ in millions, unless otherwise noted)

	Description	Drivers
Springleaf Debt Discount	Discount recorded on debt upon the acquisition by Fortress in 2010	Will accrete as an increase to interest expense until the debt matures
OMFH LLR Provision Catch-up	Allowance for loan loss reserves booked in accordance with ASC 450-20	At year-end 2015, OMFH LLR is not reflective of historical levels of LLR due to the exclusion of purchased credit impaired ("PCI") receivables booked in accordance with ASC 310-30
OMFH Receivable Premium Amortization	Premium on acquired loans booked in accordance with ASC 310-10	Premium will amortize over the life of the purchased non-credit impaired ("non-PCI") portfolio on a level yield basis with acceleration for pay-offs and charge-offs; amortization resulting from customer payments will be recorded as a reduction of finance income, while amortization from charge-offs will be recorded as an increase to credit losses
OMFH Receivable Discount	Discount on acquired loans booked in accordance with ASC 310-30	Discount will reduce future charge-offs and be periodically re-evaluated based on the expectation of future expected cash flows (non-accretable yield); the remainder will be accreted over the life of the loan portfolio on a level yield basis (accretable yield)
OMFH Goodwill & Intangibles	Goodwill and Intangibles for Trade Name, Licenses, Customer Relationships, etc.	Goodwill of ~$1.4B and intangibles of ~$250 have indefinite lives (mainly Trade Name); ~$300 of intangibles will amortize straight-line over 5-6 years (mainly Customer Relationships)

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Acquisition Related Accounting Impacts

($ in millions, unless otherwise noted)

Actual and Estimated Differences Between Core and GAAP Results

		4Q15A	2016E	2017E
	Springleaf Debt Discount Accretion	($35)	($100)	($75)
a.	OMFH LLR Provision Catch-up	(365)	(125)	(75)
b.	OMFH Receivable Premium Amort.	(96)	(350)	(150)
c.	OMFH Receivable Discount	124	50	25
d.	Acquisition & Integration Related Costs	(33)	(100)	(100)
	Non-Core and Other	(132)	(65)	(65)
	Pre-tax Impact	($536)	($690)	($440)
e.	**After-tax Impact[3]**	**($324)**	**($425)**	**($275)**

Key impacts as a result of the OMFH acquisition…

a. OMFH GAAP LLR was eliminated at the 11/1/15 close. At 12/31/15, OMFH Core LLR was $590 and GAAP LLR had built to $365, a difference of ~$225M. Core and GAAP LLR will converge as the initial discount on the PCI[1] portfolio declines through charge-off and contractual amortization. By YE17, we expect the remaining difference to be ~$25M.

b. Non-PCI[2] loans were assigned a preliminary premium of ~8-9%, or $600 - $700. The premium is expected to amortize to a balance of <$100 by year-end 2017. This will reduce GAAP Finance Income.

c. PCI loans were assigned a discount of ~$350, which is expected to be reduced to ~$150 by year-end 2017. Approx. $250 of the discount is expected to offset future GAAP charge-offs (non-accretable yield), the remainder is expected to accrete through GAAP Finance Income over time.

d. Acquisition & Integration Related Costs are expected to total $275M, with $62M incurred through 12/31/2015, of which $33M was incurred in 4Q15.

e. We expect a majority of the 2016 after-tax impact to occur in the first half of the year.

(1) Loans carried in accordance with ASC 310-30
(2) Loans carried in accordance with ASC 310-10
(3) Assumes 38% tax rate for 2016 and 2017

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Balance Sheet and Leverage

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Balance Sheet Overview

($ in millions, unless otherwise noted)

OMH Balance Sheet and Subsidiary Leverage

- Management targets adjusted debt to adjusted tangible equity [1] of 5-7x for OMH
- OMH adjusted debt to adjusted tangible equity [1] was 18.5x at 12/31/15
  - Adjustments to tangible equity include removal of non-controlling interests associated with the SpringCastle joint venture and inclusion of 2067 junior subordinated debt of $172 ($350 contractual balance at maturity)
- Deconsolidation of SpringCastle would have resulted in OMH debt to tangible equity [1] of 16.5x at 12/31/15
- Our principal operating subsidiaries, the public debt issuers, have much lower leverage ratios than OMH
  - Springleaf Finance Corp ("SFC") had adjusted debt to adjusted tangible equity [1] of 4.2x at 12/31/15
  - OMFH had adjusted debt to adjusted tangible equity [1] of 3.4x at 12/31/15
- Independence Holding, formed to own OMFH and subsidiaries, borrowed $3.4B from SFC to fund the acquisition of OMFH, with remaining $1.1B sourced via capital contribution from May 2015 OMH equity offering
- Goodwill and intangibles related to the acquisition of OMFH are held at the OMFH subsidiary level

[1] Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios are non-GAAP financial measures. See pages 14-16 for a description of these non-GAAP financial measures and reconciliations required by Regulation G.

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Leverage Metrics

(12/31/15; $ in millions, unless otherwise noted)

	OMH	OMH without SpringCastle consolidation
Total shareholders' equity	$2,605	$2,751
Goodwill	(1,440)	(1,440)
Intangibles	(559)	(559)
Tangible Equity [1]	**$606**	**$752**
2067 Hybrid debt ($350 par)	172	172
Non-controlling interests	146	-
Adjusted Tangible Equity [1]	**$924**	**$924**
Long term debt	$17,300	$15,388
2067 Hybrid debt ($350 par)	(172)	(172)
Adjusted Debt [1]	**$17,128**	**$15,216**
Total assets	$21,056	$19,290
Goodwill	(1,440)	(1,440)
Intangibles	(559)	(559)
Tangible Assets [1]	**$19,057**	**$17,291**

Debt to Tangible Equity [1]	**28.6x**	**20.5x**
Adjusted Debt to Adjusted Tangible Equity [1]	**18.5x**	**16.5x**
Tangible Equity to Tangible Assets [1]	**3.2%**	**4.3%**
Adjusted Tangible Equity / Tangible Assets [1]	**4.8%**	**5.3%**

[1] Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios are non-GAAP financial measures. See pages 14-16 for a description of these non-GAAP financial measures and reconciliations required by Regulation G.

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Balance Sheet Data and Leverage

(12/31/15; $ in billions, unless otherwise noted)

- Targeting 5x – 7x Debt / Tangible Equity[1] for OMH
- No debt, material obligations, or funding needs at OMH
- SFC bonds are guaranteed by OMH

OneMain Holdings, Inc. ("OMH")	
Consumer Assets	$16.2
Secured Debt	$11.6
Adjusted Debt[1]	$17.1
Adjusted Tangible Equity[1]	$0.9
Adj. Debt / Adj. Tangible Equity[1]	18.5x

- No OMH guaranty of OMFH bonds
- Goodwill/Intangibles related to acquisition of OMFH are pushed down to OMFH

Springleaf Finance, Inc.	
InterCo Note Payable to SFC	$0.4

Springleaf Finance Corp ("SFC")	
Consumer Assets	$7.2
InterCo Receivable	$3.8
Secured Debt	$5.5
Total Debt (Long-Term Debt)	$9.6
Adjusted Debt[1]	$9.4
Adjusted Tangible Equity[1]	$2.2
Adj. Debt / Adj. Tangible Equity[1]	4.2x
Cash	$0.3
Undrawn Conduit Capacity	$1.0
Risk Adjusted Yield	21.2%

SFC Consumer Assets:
- $4.3 Personal Loans (PL)
- $1.6 SpringCastle
- $0.7 Real Estate HFS/HFI
- $0.6 Lendmark PL HFS

Independence Holdings, LLC	
InterCo Note Payable to SFC	$3.4

OneMain Financial Holdings, LLC ("OMFH")	
Consumer Assets	$8.9
Secured Debt	$6.1
Total Debt (Long-Term Debt)	$7.7
Tangible Equity[1]	$2.3
Debt / Tangible Equity[1]	3.4x
Cash	$0.6
Undrawn Conduit Capacity	$1.6
Risk Adjusted Yield	17.6%

[1] Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios are non-GAAP financial measures. See pages 14-16 for a description of these non-GAAP financial measures and reconciliations required by Regulation G.

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Funding and Liquidity

($ in millions, unless otherwise noted)

Diverse Funding Sources

- OMH had $939 of cash and cash equivalents at 12/31/15
- ~$600 of incremental cash expected from the sale of branches and receivables to Lendmark in 2Q16
- OMH has $4.75B of conduit facilities, sized to accommodate future growth and provide liquidity in case of a prolonged market disruption
  - No scheduled amortization until 1Q18, no corporate covenants, cross-defaults, or material adverse change clauses
  - $2.5B undrawn at 2/29/16
- OMH currently has ~$8B of term ABS, with varying revolving collateral periods from 2016 to 2020
  - Includes $734 from OMFIT 2016-2 which priced on 3/16/16
  - Outstanding revolving term ABS provides ~$450/quarter in forward origination funding
- OMH currently has $6.1B in face value of unsecured bonds outstanding
- OMH had $2.0B of unencumbered personal loans (excl. receivables to be sold to Lendmark) at 2/29/16
- OMH had $0.8B of unencumbered real estate loans (unpaid principal balance) at 2/29/16

(1) Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios are non-GAAP financial measures. See pages 14-16 for a description of these non-GAAP financial measures and reconciliations required by Regulation G.

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Secured Financing Revolving Periods

(3/15/16, $ in millions, unless otherwise noted)

ABS

Springleaf

	Amount	Revolving Period	Amortization Begins
SLFT 2014-A	$592	2 Years	Feb-16
SLFT 2015-A	1,162	3 Years	Jan-18
SLFT 2015-B	314	5 Years	Mar-20
Total	**$2,069**		

OneMain

	Amount	Revolving Period	Amortization Begins
OMFIT 2014-1	$760	2 Years	Mar-16
OMFIT 2014-2	1,184	2 Years	Jun-16
OMFIT 2015-2	1,250	2 Years	Apr-17
OMFIT 2015-1	1,229	3 Years	Dec-17
OMFIT 2016-2	734	2 Years	Mar-18
OMFIT 2016-1	414	3 Years	Dec-18
OMFIT 2015-3	293	5 Years	Aug-20
Total	**$5,864**		

Conduits

Springleaf

	Amount	Revolving Period	Amortization Begins
First Avenue Funding LLC	$250	2 Years	Jan-18
Sumner Brook 2013-VFN1	350	3 Years	Feb-18
Midbrook 2013-VFN1	300	2 Years	Mar-18
Mill River Funding 2015-VFN1	100	3 Years	Jun-18
Second Avenue Funding LLC	250	3 Years	Jun-18
Whitford Brook 2014-VFN1	250	3 Years	Jul-18
Springleaf 2013-VFN1 (1)	850	3 Years	Feb-19
Total Capacity	**$2,350**		

OneMain

	Amount	Revolving Period	Amortization Begins
Bank 1	$350	3 Years	Jan-19
Bank 2	550	3 Years	Feb-19
Bank 3	750	3 Years	Feb-19
Bank 4	750	3 Years	Feb-19
Total Capacity	**$2,400**		

(1) Assumes Springleaf exercises its sole option to extend the conduit for one year

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OMH Non-GAAP Reconciliations

(12/31/15, $ in millions, unless otherwise noted)

The table to the right shows financial information for OneMain Holdings, Inc., reflecting the deconsolidation of the SpringCastle joint venture. The resulting investment in SpringCastle reflects OMH's carrying value of the 47% joint venture interest.

	OMH	Less: SpringCastle	Less: Consolidation Eliminations	OMH without SpringCastle consolidation
Cash and cash equivalents	$939	$ -	$ -	$939
Investment securities	1,867	-	-	1,867
Net finance receivables	15,390	1,576	-	13,814
Unearned insurance premium and claim reserves	(662)	-	-	(662)
Allowance for finance receivable losses	(587)	(4)	-	(583)
Finance receivables held for sale	796	-	-	796
Goodwill	1,440	-	-	1,440
Other intangible assets	559	-	-	559
Investment In SpringCastle	-	-	130	(130)
Other assets	1,314	74	(10)	1,250
Total Assets	**$21,056**	**1,646**	**120**	**$19,290**
Long term debt	$17,300	1,912	-	$15,388
Other liabilities	1,151	10	(10)	1,151
Total Liabilities	**$18,451**	**1,922**	**(9)**	**$16,539**
OMH shareholders' equity	$2,751	(130)	130	$2,751
Non-controlling interests	(146)	(146)	-	-
Total Shareholders' Equity	**$2,605**	**($276)**	**$130**	**$2,751**

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OMH Non-GAAP Reconciliations

(12/31/15, $ in millions, unless otherwise noted)

Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios are non-GAAP financial measures that management uses to evaluate and manage its capital and leverage position.

Management does not consider non-controlling interests as equity of OMH and considers 2067 junior subordinated debt as an equity-like instrument.

We have included these non-GAAP measures to provide investors the basis by which management evaluates and manages capitalization and leverage metrics.

	OMH	OMH without SpringCastle consolidation
Total shareholders' equity	$2,605	$2,751
Goodwill	(1,440)	(1,440)
Intangibles	(559)	(559)
Tangible Equity	**$606**	**$752**
2067 Hybrid debt ($350 par)	172	172
Non-controlling interests	146	-
Adjusted Tangible Equity	**$924**	**$924**
Long term debt	$17,300	$15,388
2067 Hybrid debt ($350 par)	(172)	(172)
Adjusted Debt	**$17,128**	**$15,216**
Total assets	$21,056	$19,290
Goodwill	(1,440)	(1,440)
Intangibles	(559)	(559)
Tangible Assets	**$19,057**	**$17,291**
Debt to Tangible Equity	**28.6x**	**20.5x**
Adjusted Debt to Adjusted Tangible Equity	**18.5x**	**16.5x**
Tangible Equity to Tangible Assets	**3.2%**	**4.3%**
Adjusted Tangible Equity / Tangible Assets	**4.8%**	**5.3%**

OneMain Lending Made Personal — SFC and OMFH Non-GAAP Reconciliations

(12/31/15, $ in millions, unless otherwise noted)

Tangible Equity, Tangible Assets, Debt to Tangible Equity ratios, Tangible Equity to Tangible Assets ratios, Adjusted Debt, Adjusted Tangible Equity, Adjusted Debt to Adjusted Tangible Equity ratios, and Adjusted Tangible Equity to Tangible Assets ratios are non-GAAP financial measures that management uses to evaluate and manage its capital and leverage position.

Management does not consider non-controlling interests as equity of OMH and considers 2067 junior subordinated debt as an equity-like instrument.

We have included these non-GAAP measures to provide investors the basis by which management evaluates and manages capitalization and leverage metrics.

	OMFH
Long term debt	$7,718
Total shareholder's equity	$4,284
Goodwill	(1,440)
Intangibles	(559)
Tangible Equity	**$2,285**
Debt to Tangible Equity	**3.4x**

	SFC
Cash and cash equivalents	$321
Investment securities	604
Net finance receivables	6,423
Unearned insurance premium and claim reserves	(250)
Allowance for finance receivable losses	(219)
Finance receivables held for sale	796
Note receivable from parent	3,804
Other assets	576
Total Assets	**$12,055**
Long term debt	$9,582
Other liabilities	550
Total Liabilities	**$10,132**
OMH shareholder's equity	$2,069
Non-controlling interests	(146)
Total Shareholder's Equity	**$1,923**

	SFC
Total shareholder's equity	$1,923
Goodwill	-
Intangibles	-
Tangible Equity	**$1,923**
2067 Hybrid debt ($350 par)	172
Non-controlling interests	146
Adjusted Tangible Equity	**$2,241**
Long term debt	$9,582
2067 Hybrid debt ($350 par)	(172)
Adjusted Debt	**$9,410**
Adjusted Debt to Adjusted Tangible Equity	**4.2x**

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For More Information

If you have further questions, please contact our Investor Relations department

Craig Streem, 812-468-5752, craig.streem@springleaf.com

Rohit Dewan, 812-492-2582, rohit.dewan@springleaf.com

For Fixed Income and ABS investors, please contact our Treasury department

David Schulz, 812-468-5180, david.schulz@springleaf.com

Ravi Mittal, 812-468-5862, ravi.mittal@springleaf.com